UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2016 (March 31, 2016)

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 479-3150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Purchase Agreement for Acquisition of Interests in SpringCastle Companies

On March 31, 2016, certain of New Residential Investment Corp.’s (the “Company”) indirect wholly owned subsidiaries, NRZ Consumer LLC (“NRZ Consumer”), NRZ SC America LLC (“NRZ SC America”), NRZ SC Credit Limited (“NRZ SC Credit”), NRZ SC Finance I LLC (“NRZ SC Finance I”), NRZ SC Finance II LLC (“NRZ SC Finance II”), NRZ SC Finance III LLC (“NRZ SC Finance III”), NRZ SC Finance IV LLC (“NRZ SC Finance IV”), NRZ SC Finance V LLC (“NRZ SC Finance V” and together with NRZ Consumer, NRZ SC America, NRZ SC Credit, NRZ SC Finance I, NRZ SC Finance II, NRZ SC Finance III and NRZ SC Finance IV, collectively, the “NRZ Buyers”), entered into a Purchase Agreement (the “Purchase Agreement”) with (i) Springleaf Finance, Inc. (“SFI”), SpringCastle Holdings, LLC (“SpringCastle Holdings”) and Springleaf Acquisition Corporation (“Springleaf Acquisition” and together with SpringCastle Holdings, the “Sellers”), each of which are direct or indirect wholly owned subsidiaries of OneMain Holdings, Inc. (“OMH”), (ii) BTO Willow Holdings II, L.P. (“BTO Willow”) and Blackstone Family Tactical Opportunities Investment Partnership - NQ - ESC L.P. (“BFTOIP” and together with BTO Willow, the “Blackstone Buyers,” and the Blackstone Buyers together with the NRZ Buyers, collectively, the “Buyers”), and (iii) solely with respect to certain limited indemnification and post-closing expense reimbursement obligations set forth therein, NRZ SC America Trust 2015-1 (“NRZ SC America Trust”), NRZ SC Credit Trust 2015-1 (“NRZ SC Credit Trust), NRZ SC Finance Trust 2015-1 (“NRZ SC Finance Trust”, and together with NRZ SC America Trust and NRZ SC Credit Trust, the “NRZ Trusts”) and BTO Willow Holdings, L.P.

Pursuant to the Purchase Agreement, SpringCastle Holdings sold its 47% limited liability company interests in each of SpringCastle America, LLC, SpringCastle Credit, LLC and SpringCastle Finance, LLC, and Springleaf Acquisition sold its 47% limited liability company interest in SpringCastle Acquisition LLC, to the Buyers for an aggregate purchase price of $111,625,000 (the “Transaction”). SpringCastle America, LLC, SpringCastle Credit, LLC, SpringCastle Finance, LLC and SpringCastle Acquisition LLC are each referred to herein as a “SpringCastle Company” and are collectively referred to herein as the “SpringCastle Companies” or the “SpringCastle Joint Venture.” The SpringCastle Joint Venture was formed in 2013 to acquire a portfolio of consumer loans that includes unsecured loans and loans secured by subordinate residential real estate mortgages (the “SpringCastle Portfolio”) from HSBC Finance Corporation and certain of its affiliates. As of February 29, 2016, the SpringCastle Portfolio consisted of 225,355 finance receivable accounts with an unpaid principal balance of approximately $1.99 billion. The SpringCastle Portfolio constitutes the sole material asset of the the SpringCastle Joint Venture. Pursuant to the Purchase Agreement, the NRZ Buyers collectively acquired an additional 23.5% limited liability company interest in the SpringCastle Joint Venture (representing 50% of the limited liability company interests being sold by the Sellers in the Transaction) and the Blackstone Buyers acquired the other 50% of the limited liability company interests being sold in the Transaction. The Transaction closed on March 31, 2016.

The Buyers collectively paid $100,462,500 of the aggregate purchase price to Sellers on March 31, 2016, with the remaining $11,162,500 to be paid into an escrow account within 120 days following March 31, 2016. The NRZ Buyers’ obligation with respect to purchase price was, and the escrow obligation will be, 50% of the total paid, or to be paid, by the Buyers. The escrowed funds are expected to be held in escrow for a period of up to five years following March 31, 2016 and, subject to the terms of the Purchase Agreement and depending on the achievement of certain portfolio performance requirements, paid (in whole or in part) to the Sellers at the end of such five year period. Any portion of the escrowed funds that the Sellers are not entitled to receive at the end of such five year period, based on the failure to achieve certain portfolio performance requirements, will be returned to Buyers. Buyers are also entitled (but not required) to use the escrowed funds as a source of recovery for any indemnification payments to which they become entitled pursuant to the Purchase Agreement.

The Purchase Agreement includes customary representations, warranties, covenants and indemnities.

Prior to the Transaction, the NRZ Trusts collectively owned a 30% limited liability company interest in the SpringCastle Joint Venture, and affiliates of the Blackstone Buyers (such affiliates of the Blackstone Buyers together with the NRZ Trusts, the “Other Members”) collectively owned a 23% limited liability company interest in the SpringCastle Joint Venture. Following the Transaction, the NRZ Buyers, collectively with the NRZ Trusts, own 53.5% of the limited liability company interests in the SpringCastle Joint Venture and the Blackstone Buyers, collectively with their affiliates, own 46.5% of the limited liability company interests in the SpringCastle Joint Venture. The Other Members are parties to the Purchase Agreement for certain limited indemnification obligations and post-closing expense reimbursement obligations of the SpringCastle Joint Venture to the Sellers.

The Transaction was unanimously approved by a special committee composed entirely of independent directors (the “Transaction Committee”) to which the Company’s board of directors had delegated full authority to consider, negotiate and determine whether to engage in the Transaction. The Transaction Committee was advised by legal counsel Kirkland & Ellis LLP and received a fairness opinion from its financial advisor Citigroup Global Markets Inc.

The Sellers are indirect wholly owned subsidiaries of OMH. Springleaf Financial Holdings, LLC, which owned approximately 58% of OMH’s common stock at December 31, 2015, is owned primarily by a private equity fund managed by an affiliate of Fortress Investment Group LLC (“Fortress”). The Company is externally managed by an affiliate of Fortress. Mr. Wesley R. Edens, Chairman of the Board of Directors of the Company, also serves as Chairman of the Board of Directors of OMH.  Mr. Edens is also a principal of Fortress and serves as Co-Chairman of the Board of Directors of Fortress.  Mr. Michael Nierenberg, the Chief Executive Officer and President of the Company and a member of the Company’s Board of Directors, is also a Managing Director of Fortress. Mr. Douglas L. Jacobs, a member of the Board of Directors of the Company, also serves as a member of OMH’s Board of Directors and Fortress’ Board of Directors. None of Mr. Edens, Mr. Nierenberg or Mr. Jacobs was a member of the Transaction Committee.

SFI will remain as servicer of the SpringCastle Portfolio immediately following the Transaction.

Second Amended and Restated Limited Liability Company Agreements of the SpringCastle Companies

On March 31, 2016, in connection with the closing of the Transaction, each NRZ Buyer entered into a Second Amended & Restated Limited Liability Company Agreement for each SpringCastle Company in which it acquired limited liability company interests pursuant to the Transaction (each, a “Second A&R LLC Agreement” and collectively the “Second A&R LLC Agreements”). Specifically, (i) NRZ SC America LLC entered into the Second A&R LLC Agreement of SpringCastle America LLC with each of the Blackstone Buyers, NRZ SC America Trust 2015-1 and BTO Willow Holdings, L.P.; (ii) NRZ SC Credit Limited entered into the Second A&R LLC Agreement of SpringCastle Credit LLC with each of the Blackstone Buyers, NRZ SC Credit Trust 2015-1 and BTO Willow Holdings, L.P.; (iii) NRZ SC Finance I LLC, NRZ SC Finance II LLC, NRZ SC Finance III LLC, NRZ SC Finance IV LLC and NRZ SC Finance V LLC entered into the Second A&R LLC Agreement of SpringCastle Finance LLC with each of the Blackstone Buyers, NRZ SC Finance Trust 2015-1 and BTO Willow Holdings, L.P.; and (iv) NRZ Consumer LLC entered into the Second A&R LLC Agreement of SpringCastle Acquisition LLC with each of the Blackstone Buyers and BTO Willow Holdings, L.P. All of the Second A&R LLC Agreements contain substantially identical terms and conditions.

The parties entered into the Second A&R LLC Agreements (i) to reflect the withdrawal of SpringCastle Holdings and Springleaf Acquisition as members of the SpringCastle Companies and the admission of certain new members of the SpringCastle Companies in connection with the Transaction, (ii) to provide the terms and conditions for management of the SpringCastle Companies and (iii) otherwise to set forth the respective rights and obligations of the members of the SpringCastle Companies.

Each Second A&R LLC Agreement designates one of the NRZ Buyers that is a party thereto as managing member of the applicable SpringCastle Company. Pursuant to each Second A&R LLC Agreement, the managing member has the exclusive power and authority to manage the business and affairs of the applicable SpringCastle Company, subject to the rights of the members to approve specified significant actions of the Company outside of the ordinary course of business and certain affiliate transactions, and subject to the other terms, conditions and limitations set forth in the Second A&R LLC Agreements.

Each Second A&R LLC Agreement contains certain customary restrictions on the members’ ability to transfer their interests in the applicable SpringCastle Company. Each Second A&R LLC Agreement also contains customary representations and warranties and terms and conditions governing, among other things, confidentiality, exculpation and indemnification of the members, capital contributions, maintenance of capital accounts and allocations and distributions of profits and losses.

In support of a previous financing transaction involving the NRZ Buyers, the NRZ Buyers transferred the limited liability company interests in the SpringCastle Companies then held by them to the NRZ Trusts. In connection with such transfer, the NRZ Buyers retained contractual rights to exercise certain of the NRZ Trusts’ rights as members of the SpringCastle Companies. These contractual rights are subject to forfeiture in the event of certain circumstances following a default under the financing transaction. The NRZ Buyers are depositors into the NRZ Trusts and are beneficiaries of the NRZ Trusts, but their interests in the NRZ Trusts are encumbered in favor of the financing described in this paragraph.

Item 2.01    Completion of Acquisition or Disposition of Assets

The information required by this Item 2.01 is set forth under Item 1.01 above, and is incorporated into this Item 2.01 by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The SpringCastle Portfolio collateralizes various classes of notes (the “2014-A Notes”) issued in a private placement on October 3, 2014 (the “SpringCastle Securitization”), by three subsidiaries of the SpringCastle Joint Venture, namely, SpringCastle America Funding, LLC (“SC America Funding”), SpringCastle Credit Funding, LLC (“SC Credit Funding”), and SpringCastle Finance Funding, LLC (“SC Finance Funding”) (each, a “Co-Issuer” and collectively, the “Co-Issuers”). SpringCastle America, LLC holds a 100% equity interest in SC America Funding, SpringCastle Credit, LLC holds a 100% equity interest in SC Credit Funding and SpringCastle Finance, LLC holds a 100% equity interest in SC Finance Funding. On March 31, 2016, upon the completion of the Transaction, the 2014-A Notes were consolidated on the Company’s balance sheet.

The 2014-A Notes comprise the following classes of asset-backed notes:  $1,601,280,000 initial principal amount of Class A notes with a coupon of 2.7% and a stated maturity date in May 2023 (the “Class A Notes”); $427,000,000 initial principal amount of Class B notes with a coupon of 4.61% and a stated maturity date in October 2027 (the “Class B Notes”); $331,200,000 initial principal amount of Class C  notes with a coupon of 5.59% and a stated maturity date in October 2033 (the “Class C Notes”); $199,810,000 initial principal amount  of Class D notes with a coupon of 6.82% and a stated maturity date in April 2034 (the “Class D Notes”); and $61,580,000 initial principal amount of Class E notes with a coupon of 6.82% and a stated maturity date in April 2035 (the “Class E Notes”). The Co-Issuers, at their option, may redeem the 2014-A Notes in whole on any payment date on or after the payment date that occurred in October 2015. With respect to any redemption of 2014-A Notes occurring on or after the payment date occurring in October 2015 but prior to the payment date in October 2016, the redemption price for any class of 2014-A Notes shall be the sum of (i) 100% of the outstanding principal balance of the 2014-A Notes of the applicable class to be redeemed, plus (ii) in the case of Class A Notes, Class B Notes, Class C Notes or Class D Notes, the applicable Specified Call Premium Amount (as defined below) for such 2014-A Notes, plus (iii) accrued and unpaid interest and fees in respect of such 2014-A Notes. With respect to any redemption of 2014-A Notes occurring on or after the payment date occurring in October 2016, the redemption price for any class of 2014-A Notes shall be the sum of (i) 100% of the outstanding principal balance of the 2014-A Notes of the applicable class to be redeemed, plus (ii) accrued and unpaid interest and fees in respect of such 2014-A Notes. The “Specified Call Premium Amount” on any payment date for any class of 2014-A Notes shall mean (i) in the case of Class A Notes, an amount equal to 1.00% of the outstanding principal balance of the Class A Notes to be redeemed and (ii) in the case of the Class B Notes, the Class C Notes and the Class D Notes, an amount equal to (a) the product of (1) with respect to the Class B Notes, 0.75%, with respect to the Class C Notes, 1.00% and with respect to the Class D Notes, 2.00%, times (2) the outstanding principal balance of the 2014-A Notes of such class to be redeemed on such payment date, times (3) the number of days, computed on a 30/360 basis, from and including such payment date to but excluding the payment date occurring in October 2016, divided by (b) 360.

As of February 29, 2016, the outstanding principal balances of the 2014-A Notes were, in the case of the Class A Notes, $850,200,257.95, in the case of the Class B Notes, $427,000,000.00, in the case of the Class C Notes, $331,200,000.00, in the case of the Class D Notes, $199,810,000.00 and the case of the Class E Notes, $61,580,000.00.

The 2014-A Notes were issued pursuant to an Indenture dated as of October 3, 2014 among the Co-Issuers, SFI, as servicer, Wilmington Trust, National Association, as loan trustee, Wells Fargo Bank, National Association, as paying agent and note registrar, and U.S Bank National Association, as indenture trustee (the “Indenture”). The Indenture contains customary early amortization events and events of default, which, if triggered, may result in the acceleration of the obligation to pay principal and interest on the 2014-A Notes. Other than for breaches of certain loan-level representations and warranties with respect to the underlying assets, the obligations of the Co-Issuers to make payments on the 2014-A Notes under the Indenture are obligations solely of the Co-Issuers, and none of the Company or the SpringCastle Companies has any liability therefor.

Pursuant to the Purchase Agreement, SFI continues to act as servicer in respect of the SpringCastle Securitization.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of the businesses acquired

(1)

The Audited Combined Financial Statements of SpringCastle America, LLC, SpringCastle Credit, LLC, SpringCastle Finance, LLC and SpringCastle Acquisition, LLC for the year ended December 31, 2015 were filed on the Company’s Annual Report on Form 10-K on February 26, 2016 as Exhibit 99.1 and are incorporated in this Item 9.01(a) by reference.

(b)	Pro forma financial information

The unaudited pro forma combined financial information of the Company as of and for the year ended December 31, 2015 and the notes thereto are attached as Exhibit 99.1 to this Form 8-K and are incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma combined financial information of the Company as of and for the year ended December 31, 2015, and the related notes thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer
Date: April 6, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma combined financial information of the Company as of and for the year ended December 31, 2015, and the related notes thereto.